INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

Income before taxes and income tax expense (benefit) was comprised of the following:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Income (loss) before taxes:
U.S. tax jurisdictions	$16,759	$67,771	$72,533
Non-U.S. tax jurisdictions	1,359	34,485	44,727
Total income (loss) before taxes	$18,118	$102,256	$117,260
Current tax provision (benefit)
Federal	$(7,983)	$19,935	$23,450
State	(1,518)	2,409	5,453
Foreign	7,748	10,542	13,280
Total current provision (benefit)	(1,753)	32,886	42,183
Deferred tax provision (benefit)
Federal	7,471	6,283	186
State	631	2,647	(134)
Foreign	(4,690)	(169)	(619)
Total deferred tax provision (benefit)	3,412	8,761	(567)
Total provision for income taxes	$1,659	$41,647	$41,616

The Tax Cuts and Jobs Act of 2017 (the "2017 Tax Act”) enacted various changes to the U.S. federal corporate tax law. Some of the most significant provisions impacting us include a reduced U.S. corporate income tax rate from 35% to 21% effective in 2018 and a one-time “deemed repatriation” tax on unremitted earnings accumulated in non-U.S. jurisdictions. Pursuant to ASC 740, Income Taxes, we recognized the effects of changes in tax laws and rates on deferred tax assets and liabilities. The total impact of the 2017 Tax Act was comprised of expense of $6.5 million related to the deemed repatriation of unremitted earnings of foreign subsidiaries ($8.1 million provisional expense in 2017 and a benefit of $1.6 million in 2018) and a benefit of $4.2 million related to the remeasurement of our net deferred tax liabilities arising from a lower U.S. corporate tax rate. The remaining provisions of the 2017 Tax Act are not expected to have a material impact on our results of operations or financial condition.

The benefit associated with the remeasurement of our net deferred tax liabilities arising from a lower U.S. corporate tax rate will be recognized as cash benefits at varying times as related assets and liabilities impact current tax expense.

As of December 31, 2018, we had undistributed earnings of certain foreign subsidiaries of $170.4 million. We intend to reinvest our foreign earnings indefinitely in our non-U.S. operations and therefore have not provided for any non-U.S. withholding tax that would be assessed on dividend distributions. If the earnings of $170.4 million were distributed to the U.S., we would be subject to estimated Canadian withholding taxes of approximately $8.5 million. In the event the earnings were distributed to the U.S., we would adjust our income tax provision for the period and would determine the amount of foreign tax credit that would be available.

The sources of deferred income tax assets (liabilities) are summarized as follows:

	Year Ended December 31,
(in thousands)	2018	2017
Deferred tax assets related to:
Loans receivable	$—	$1,027
Accrued expenses and other reserves	3,267	3,668
Compensation accruals	4,954	3,913
Deferred revenue	78	86
State and provincial net operating loss carryforwards	1,611	821
Foreign net operating loss and capital loss carryforwards	3,592	3,373
Gross deferred tax assets	13,502	12,888
Less: Valuation allowance	(6,996)	(4,375)
Net deferred tax assets	$6,506	$8,513
Deferred tax liabilities related to:
Property and equipment	$(3,870)	$(3,488)
Goodwill and other intangible assets	(14,508)	(14,769)
Prepaid expenses and other assets	(197)	(344)
Loans receivable	(127)	—
Gross deferred tax liabilities	(18,702)	(18,601)
Net deferred tax liabilities	$(12,196)	$(10,088)

Deferred tax assets and liabilities are included in the following line items in the Consolidated Balance Sheets:

	Year Ended December 31,
(in thousands)	2018	2017
Net deferred tax assets	$1,534	$1,540
Net deferred tax liabilities	(13,730)	(11,628)
Net deferred tax liabilities	$(12,196)	$(10,088)

Differences between our effective income tax rate computed on net earnings or loss before income taxes and the statutory federal income tax rate were as follows:

	Year Ended December 31,
(dollars in thousands)	2018	2017	2016
Income tax (benefit) expense using the statutory federal rate in effect	$3,805	$35,790	$41,041
Tax effect of:
Effects of foreign rates different than U.S. statutory rate	(65)	(6,993)	(8,979)
State, local and provincial income taxes, net of federal benefit	313	7,128	9,002
Tax credits	(116)	(450)	(684)
Nondeductible expenses	77	409	244
Impact of goodwill impairment charges	—	—	—
Foreign exchange gain/loss on intercompany loan	—	—	—
Valuation allowance	1,983	631	793
Deferred remeasurement	—	683	—
Repatriation tax	(1,610)	8,100	—
Deferred remeasurement due to the 2017 Tax Act	—	(4,162)	—
Share-based compensation	(2,944)	—	—
Other	216	511	199
Total provision for income taxes	$1,659	$41,647	$41,616
Effective income tax rate	8.4%	40.7%	35.5%
Statutory federal income tax rate	21.0%	35.0%	35.0%

At December 31, 2018 and December 31, 2017, we had no reserves related to uncertain tax positions.

The tax years 2015 through 2017 remain open to examination by the taxing authorities in the U.S. The tax years 2013 through 2017 remain open to examination by the taxing authorities in Canada. We expect no material change related to our current positions in recorded unrecognized income tax benefit liability in the next 12 months.

We file income tax returns in U.S. federal and various state jurisdictions, Canada (including provinces).

A summary of the valuation allowance was as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Balance at the beginning of year	$4,375	$3,717	$3,257
Revaluation of valuation allowance due to change in statutory rates	—	—	—
Increase to balance charged as expense	1,983	631	793
(Decrease) increase to balance charged to Other Comprehensive Income	—	—	—
Effect of foreign currency translation	638	27	(333)
Balance at end of year	$6,996	$4,375	$3,717

As of December 31, 2018, our foreign net operating loss carryforwards were approximately $4.5 million. The Canadian net operating loss carryforwards expire after 20 years. As of December 31, 2018, we had $1.8 million of deferred tax assets on foreign entities with foreign operating loss carryforwards. We do not expect to have taxable income in the near future in these jurisdictions. As of December 31, 2018, we had a $4.5 million valuation allowance related to these foreign operating losses and a $1.8 million valuation allowance related to the deferred tax assets. As of December 31, 2018, we had state net operating loss carryforwards of $0.7 million. These carryforwards expire in varying amounts in years 2019 through 2037 and exist in states in which we may have taxable income in the near future. We have recorded a valuation allowance of $0.7 million related to these state net operating losses. As of December 31, 2018, we have a state tax credit carryforward of $0.3 million. During the years ended December 31, 2018, 2017 and 2016 we did not record any estimated interest or penalties.